EXHIBIT 10.25
                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") dated as of October 22, 2003 is by and between Integrated BioPharma, Inc, a Delaware corporation (the "Company") and Aloe Commodities International, Inc., a Texas corporation (the "Investor" or "Aloe").

                   WHEREAS, the Company has entered into a certain Asset Purchase Agreement dated the date hereof with Aloe (the "Purchase Agreement"; and defined terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement);

                  WHEREAS, pursuant to Section 2.1(c) of the Purchase Agreement, Aloe shall be entitled to certain "piggy-back" registration rights" with respect to the Share Consideration as more particularly set forth therein;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

         1. Definitions. For the purposes of this Agreement:

                           (a) the terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of the effectiveness of such registration statement or document;

                           (b) the term "Registerable Securities" means the "BioPharma Common Stock" issued to Holder pursuant to the Purchase Agreement to which this Agreement is attached as Exhibit B, together with any Common Stock of BioPharma issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such BioPharma Common Stock; excluding, in all cases, however, any Registerable Securities sold or transferred by the Holder thereof;

                           (c) the number of shares of "Registerable Securities Then Outstanding" shall be determined by the number of shares of Common Stock of BioPharma outstanding which are, and the number of shares of Common Stock issuable pursuant to, such Registerable Securities;

                           (d) the term "Holder" means Aloe Commodities
         International, Inc. and does not and shall not include any assignee or transferee thereof.

         2. Piggy-Back Registration. If (but without any obligation to do so) BioPharma proposes to register (including for this purpose a registration effected by BioPharma for shareholders other than the Holder) any of its stock or other securities under the Act in connection with a public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a stock option plan or registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registerable Securities), BioPharma shall, at such time, promptly give the Holder written notice of such proposed registration (the "Piggy-Back Registration Right"). Such Piggy-Back Registration Right may be exercised by Holder commencing on the one (1) year anniversary of the Closing Date. Such Piggy-Back Registration Right shall expire on the third (3rd) anniversary of the Closing Date. Upon the written request of the Holder given within fifteen (15) days after the giving of such first notice by BioPharma, BioPharma shall, subject to the provisions of this Agreement, cause to be registered under the Act all of the Registerable Securities that such Holder has requested to be registered.

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         3. Obligations of Holder. It shall be a condition precedent to the obligations of BioPharma to include any Registerable Securities that the selling Holder shall:

                           (a) furnish to BioPharma such information regarding itself, Registerable Securities held by Holder and the intended method of disposition of such securities as shall be required to effect the registration of their Registerable Securities,

                           (b) furnish to BioPharma the identity of and compensation to be paid to any proposed underwriter to be employed in connection therewith on behalf of the Holder as BioPharma, any underwriter, the Securities and Exchange Commission (the "SEC") or any other governmental regulatory agency may request, and

                           (c) enter into and perform Holder's obligations under an underwriting agreement, in usual and customary form satisfactory to BioPharma with the managing underwriter of such offering.

         4. Expenses of Piggy-Back Registration. At all times, the selling Holder shall bear the expenses of any underwriting discounts and commissions attributable to the sale of Holder's Registerable Securities. Holder shall bear and pay all those expenses attributable to the inclusion of such Holder's Registerable Securities and any registration, filing or qualification of Registerable Securities pursuant to this Agreement including (without limitation) such Holder's incremental portion of all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel of BioPharma and the reasonable fees and disbursements of one counsel for the Holder, but excluding BioPharma's overhead expenses and expenses related to the use of time by BioPharma's officers, directors and employees in effecting any such registration.

         5. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by BioPharma, BioPharma shall not be required under this Agreement to include any of the Holder's securities in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between BioPharma and the underwriter selected by BioPharma. If the total amount of securities, including Registerable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then BioPharma shall be required to include in the offering only that number of securities, including Registerable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holder and any other selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder and the Holder or in such other portions as shall mutually be agreed by such Holder and any other selling shareholders).

         6. Indemnification. In the event any Registerable Securities are included in a registration statement under this Agreement to the extent permitted by law, the Holder will indemnify and hold harmless BioPharma, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls BioPharma within the meaning of the Act, any underwriter and any other selling shareholder in such registration statement or any of its directors or officers or any person which controls any such selling shareholder against any losses, claims, damages or liabilities (joint and several) to which BioPharma or any such director, officer, controlling person or underwriter or controlling person, or other selling shareholder, director, officer or controlling person may become subject, under the Act, the Securities Exchange Act of 1934 (the "1934 Act") or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

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                           (a) any untrue statement or alleged untrue statement
         of a material fact with respect to Holder or its Registerable Securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

                           (b) the omission or alleged omission to state therein a material fact with respect to the Holder or its Registerable Securities required to be stated therein, or necessary to make the statements therein not misleading, or

                           (c) any violation or alleged violation by Holder of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law;

in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by BioPharma or any such director, officer, controlling person, underwriting or controlling person or other shareholder, officer, director or controlling person in connection with investigating or defending such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained herein shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

         7. Assignment of Registration Rights. The rights to cause BioPharma to register Registerable Securities pursuant to this Agreement may not be assigned by the Holder to any transferee or assignee of such securities.

         8. "Market Standoff" Agreement. The Holder hereby agrees that Holder shall not, to the extent requested by BioPharma and an underwriter of common stock (or other securities) of BioPharma, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registerable Securities during the ninety-day period following the effective date of a registration statement of BioPharma filed under the Act; provided, however, that all officers and directors of BioPharma and all other persons with registration rights enter into similar agreements. In order to enforce the foregoing covenant, BioPharma may impose stop-transfer instructions with respect to the Registerable Securities of the Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such ninety-day period.

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9. Miscellaneous.

           (a) Notices. Any notice required or permitted to be given under this Agreement shall be made in writing, and shall be effective when mailed, by registered or certified mail as follows:

                  Company:          Integrated BioPharma, Inc.
                                            225 Long Avenue
                                            Hillside, NJ 07205
                                            Phone: (973) 926-0816
                                            Fax: (973) 926-1735
                                            Attn:    Chief Executive Officer

                  Copy to:          St. John & Wayne, LLC
                                            Two Penn Plaza East
                                            Newark, New Jersey 07105
                                            Phone: (973) 491-3600
                                            Fax: (973) 491-3407
                                            Attn: William P. Oberdorf, Esq.

                  Aloe:                     Aloe Commodities International, Inc.
                                            2161 Hutton Drive, Suite 126
                                            Carrollton, Texas  75006
                                            Phone: (972) 241-4251
                                            Fax: (972) 241-4376
                                            Attn: L. Scott McKnight, President

                  Copy to:          Vial, Hamilton, Koch & Knox, L.L.P.
                                            1700 Pacific Avenue, Suite 2800
                                            Dallas, Texas 75201
                                            Phone:  (214) 712-4400
                                            Fax: (214) 712-4402
                                            Attn:  Mark W. Romney, Esq.

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       Any party may change said address by notice to the other parties in accordance with the terms hereof.

           (b) Press Releases and Announcements. Neither Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written consent of the other Party; provided, however, that either Party may make any public disclosure it believes in good faith is required by applicable law, regulation or national exchange rule (in which case the disclosing Party shall use reasonable efforts to advise the other Party and provide it with a copy of the proposed disclosure prior to making such disclosure).

          (c) Entire Agreement; Amendment. This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings. The Parties hereto may, by mutual consent, amend or modify and supplement this Agreement in such manner as may be agreed upon in writing.

          (d) Captions. The captions and heading contained herein are solely for convenience of reference and will not affect the interpretation of any provision hereof.

          (e) Waiver, Discharge, etc. This Agreement may not be released, discharged or modified except by an instrument in writing signed on behalf of each of the Parties. The failure of a party to enforce any provision of this Agreement shall not be deemed a waiver by such party of any other provision or subsequent breach of the same or any other obligation hereunder.

          (f) Governing Law. This Agreement shall be construed and the rights of the Parties hereunder shall be governed by laws of the State of New Jersey. Venue for any dispute regarding this Agreement shall be in a court of competent jurisdiction in Union County, New Jersey.

          (g) Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one Agreement. This Agreement may be executed by facsimile signature.

          (h) Severability. Any portion of this Agreement which a court of competent jurisdiction shall determine to be void or unenforceable against public policy, or for any other reason, shall be deemed to be severable from this Agreement and shall have no effect on the other covenants or provisions in this Agreement. It is agreed that the court shall be empowered to reform and construe any provision that would otherwise be void or unenforceable in a manner that will be valid and enforceable to the maximum extent permitted by law.

                            [signature page follows]


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       IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement as of the 22nd day of October, 2003.

                                            Integrated BioPharma, Inc.

                                            By: /s/ E. Gerald Kay
                                            ---------------------
                                            Name: E. Gerald Kay
                                            Title: Chief Executive Officer


                                            Aloe Commodities International, Inc.

                                            By: /s/ L. Scott McKnight
                                            -------------------------
                                            Name: L. Scott McKnight
                                            Title: Chairman & CEO